SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  DECEMBER 17, 2004
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                           RS GROUP OF COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

     FLORIDA                           000 - 50046               65-1082128
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(State or Other Jurisdiction         (Commission File          (IRS Employer
 of Incorporation)                     Number)               Identification No.)

200 Yorkland Blvd., Suite 200, Toronto, Ontario, Canada           M2J 5C1
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 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (416) 391-4223
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                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. .2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.(Other Events).

         On December 17, 2004, RS Group of Companies, Inc., issued a press release announcing its intention to be acquired by Strategy International Insurance, Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RS Group of Companies, Inc.

                                    By: /s/ John Hamilton
                                    ------------------------
                                    Name:  John Hamilton
                                    Title: Chairman & Chief Executive Officer

Dated: December 21, 2004


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                                  EXHIBIT INDEX


NUMBER      EXHIBIT
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99.1        Text of press release of RS Group of Companies, Inc. dated
            December 16, 2004 regarding its intention to be acquired by Strategy International Insurance, Inc.